               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C. 20549

                          _____________

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934


Date of earliest event
  reported:  January 17, 2001


                     American Airlines, Inc.
     (Exact name of registrant as specified in its charter)


      Delaware                1-2691                    13-1502798
(State of Incorporation) ( Commission File Number)     (IRS Employer
                                                     Identification No.)


4333 Amon Carter Blvd.      Fort Worth, Texas              76155
 (Address of principal executive offices)               (Zip Code)


                          (817) 963-1234
                (Registrant's telephone number)

Item 5.   Other Events

American Airlines, Inc. is filing herewith a press release issued on January 17, 2001 by its parent company, AMR Corporation, as
Exhibit 99.1 which is included herein. This press release was issued to report AMR's fourth quarter and full year 2000 earnings.


Item 7.   Financial Statements and Exhibits

The following exhibit is included herein:

99.1      Press Release

                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        American Airlines, Inc.



                                        /s/ Charles D. MarLett
                                        Charles D. MarLett
                                        Corporate Secretary



Dated:  January 17, 2001

                          EXHIBIT INDEX


Exhibit        Description

99.1      Press Release

                                                Exhibit 99.1



                              Contact:  Corporate Communications
                                     Fort Worth, Texas
                                     817-967-1577

FOR RELEASE: Wednesday, Jan. 17, 2001

Editor's Note:  A live Webcast reporting fourth-quarter earnings will be
       broadcast on the Internet on Jan. 17 at 2 p.m. EST.
          (Windows Media Player required for viewing.)

             AMR REPORTS FOURTH-QUARTER EARNINGS OF
                $56 MILLION BEFORE SPECIAL ITEMS

    FULL-YEAR EARNINGS ARE $752 MILLION BEFORE SPECIAL ITEMS

     FORT WORTH, Texas -- AMR Corporation, the parent company of American Airlines, Inc., today reported fourth-quarter net earnings of $56 million, or $0.34 per common share diluted, before special items. This compares to net earnings of $87 million, or $0.57 per common share diluted, before special items for the same period in 1999.
     "We had a challenging fourth quarter," said Donald J. Carty, American's chairman and chief executive officer. "While demand for air travel was strong, severe weather across much of our system resulted in lost traffic and higher operating costs. And of course, fuel prices remained very high.
     "Nevertheless, we had a successful year, with strong revenue driven by both high load factors and robust yields," Carty added. "Undoubtedly, this performance was aided by our More Room Throughout Coach initiative that we launched last February, and which has been a huge success in terms of building customer loyalty."
     Carty noted that cargo revenue also remained strong, rising
9.8 percent for the quarter and 12.1 percent for the year.
     AMR's fourth-quarter results brought the company's full-year 2000 net earnings to $752 million, or $4.65 per common share diluted, before special items and an extraordinary loss. This compares with 1999 net earnings of $543 million, or $3.45 per common share diluted, before special items.

                           -- more --

AMR Fourth-Quarter Earnings
Jan. 17, 2001
Page 2

     For the seventh consecutive year, the company will share its success with employees through its profit sharing program, Carty said. In March, the company will distribute nearly $300 million to employees, which will be one of the highest payouts since profit sharing began.
     After accounting for two special items noted below, AMR reported net earnings of $47 million ($0.29 per common share diluted) for the quarter, as compared to net earnings of $209 million ($1.37 per common share diluted) in 1999.

Fourth Quarter Results
(in millions, except
per share amounts)              2000                 1999
                           Amount  Diluted      Amount  Diluted
                          (net of  earnings    (net of  earnings
                            tax)   per share    tax)    per share
 Net earnings before
  special items            $56       $0.34       $87      $0.57

 Gain from recovery of
 start-up expenses
 related to the
 Canadian Airlines
 service agreement           26       0.16         -          -

 Charge for employee
 home computer program      (35)     (0.21)        -          -

 1999 special items           -          -       122       0.80

 Net earnings as reported   $47      $0.29      $209      $1.37

     Including these and prior quarters' special items and an extraordinary loss, AMR's full-year 2000 net earnings were $770 million, or $4.76 per common share diluted, as compared to 1999 net earnings of $656 million, or $4.17 per common share diluted.

                           -- more --

AMR Fourth-Quarter Earnings
Jan. 17, 2001
Page 3

     Looking ahead to the coming year, Carty said, "We are cautiously optimistic about 2001. We will continue building the best fleet in the industry with the addition of 55 new Boeing jets while retiring a number of our older airplanes, and we expect that More Room Throughout Coach will continue to have a positive effect on revenue.
     "At the same time, there are signs that the economy may be softening and there is still uncertainty regarding fuel prices," Carty added. "However, American Airlines is well positioned to face these challenges. We have a strong balance sheet, an excellent fleet and an outstanding product. And through oneworld(TM) and our other airline alliances, we have created a broad route network that will only get stronger when we complete our acquisition of assets from TWA, United and US Airways."
     Carty also said that American Eagle, American's regional affiliate, will contribute to the company's success in 2001. American Eagle will continue to take delivery of regional jets, which have proven to be very popular with customers. In 2001, American Eagle will add 31 regional jets to its fleet and will be the launch customer for the new 44-seat ERJ 140, built by Embraer.

     Note: All net earnings figures cited above are before discontinued operations.
                              ----
Editor's note: AMR's Chief Financial Officer, Thomas W. Horton, will be available to answer questions during a telephone news conference on Wednesday, Jan. 17, from
3 p.m. to 3:45 p.m. EST. Reporters interested in joining the conference should call 817-967-1577 for details.
                              ----
Statements in this news release contain various forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which represents the Company's expectations or beliefs concerning future events. When used in this release, the word "expects" and similar expressions are intended to identify forward-looking statements. All forward-looking statements in this release are based on information available to the Company on the date of this release. The company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Forward-looking statements are subject to a number of factors that could cause actual results to differ materially from our expectations. Additional information concerning these and other factors is contained in the Company's Securities and Exchange Commission filings, including but not limited to the Form 10-K for the year ended Dec. 31, 1999.

     Detailed financial information follows.

                         AMR CORPORATION
              CONSOLIDATED STATEMENTS OF OPERATIONS
             (in millions, except per share amounts)
                           (Unaudited)

                                      Three Months Ended
                                         December 31,          Percent
                                       2000         1999       Change
Revenues
    Passenger - American Airlines   $4,036       $  3,736        8.0
              - AMR Eagle              356            331        7.6
    Cargo                              191            174        9.8
    Other revenues                     276            246       12.2
      Total operating revenues       4,859          4,487        8.3

Expenses
  Wages, salaries and benefits       1,771          1,559       13.6
  Aircraft fuel                        727            477       52.4
  Depreciation and amortization        313            295        6.1
  Maintenance, materials and repairs   274            260        5.4
  Commissions to agents                241            262       (8.0)
  Other rentals and landing fees       256            224       14.3
  Food service                         190            192       (1.0)
  Aircraft rentals                     152            147        3.4
  Other operating expenses             855            801        6.7
      Total operating expenses       4,779          4,217       13.3
Operating Income                        80            270      (70.4)

Other Income (Expense)
  Interest income                       46            33        39.4
  Interest expense                    (114)          (98)       16.3
  Interest capitalized                  41            29        41.4
  Miscellaneous - net                   30            14           *
                                         3           (22)          *
Income From Continuing Operations
    Before Income Taxes                 83           248      (66.5)
Income tax provision                    36            39       (7.7)
Income From Continuing Operations       47           209      (77.5)
Income From Discontinued Operations
(net of applicable income taxes
and minority interest)                   -            71          -
Net Earnings                        $   47       $   280      (83.2)

*  Greater than 100%






Continued on next page.

                         AMR CORPORATION
        CONSOLIDATED STATEMENTS OF OPERATIONS (CONTINUED)
             (in millions, except per share amounts)
                           (Unaudited)

                                   Three Months Ended
                                      December 31,
                                    2000         1999
Earnings Per Common Share
  Basic
    Income from Continuing
     Operations                  $  0.31       $   1.42
    Discontinued Operations           -            0.47
    Net Earnings                 $  0.31       $   1.89

  Diluted
    Income from Continuing
     Operations                  $  0.29       $   1.37
    Discontinued Operations           -            0.47
    Net Earnings                 $  0.29       $   1.84

Number of Shares Used in
Computation
  Basic                              151           148
  Diluted                            165           153

                         AMR CORPORATION
              CONSOLIDATED STATEMENTS OF OPERATIONS
             (in millions, except per share amounts)
                           (Unaudited)

                                   Year Ended December 31,    Percent
                                      2000         1999       Change
Revenues
    Passenger - American Airlines   $16,377     $14,707        11.4
              - AMR Eagle             1,452       1,294        12.2
    Cargo                              721          643        12.1
    Other revenues                   1,153        1,086         6.2
      Total operating revenues      19,703       17,730        11.1

Expenses
  Wages, salaries and benefits       6,783        6,120        10.8
  Aircraft fuel                      2,495        1,696        47.1
  Depreciation and amortization      1,202        1,092        10.1
  Maintenance, materials and repairs 1,095        1,003         9.2
  Commissions to agents              1,037        1,162       (10.8)
  Other rentals and landing fees       999          942         6.1
  Food service                         777          740         5.0
  Aircraft rentals                     607          630        (3.7)
  Other operating expenses           3,327        3,189         4.3
      Total operating expenses      18,322       16,574        10.5
Operating Income                     1,381        1,156        19.5

Other Income (Expense)
  Interest income                      154           95        62.1
  Interest expense                    (467)        (393)       18.8
  Interest capitalized                 151          118        28.0
  Miscellaneous - net                   68           30           *
                                       (94)        (150)      (37.3)
Income From Continuing Operations
    Before Income Taxes and
    Extraordinary Loss               1,287        1,006        27.9
Income tax provision                   508          350        45.1
Income From Continuing Operations
    Before Extraordinary Loss          779          656        18.8
Income From Discontinued Operations
(net  of applicable income taxes
and minority interest)                  43          265       (83.8)
Gain on Sale of Discontinued
Operations (net of applicable
income taxes)                            -           64           -
Income Before Extraordinary Loss       822          985       (16.5)
Extraordinary Loss (net of
applicable income taxes)                (9)           -           -
Net Earnings                        $  813      $   985       (17.5)

*  Greater than 100%


Continued on next page.

                         AMR CORPORATION
        CONSOLIDATED STATEMENTS OF OPERATIONS (CONTINUED)
             (in millions, except per share amounts)
                           (Unaudited)

                                Year Ended December  31,
                                   2000          1999
Earnings Per Common Share
  Basic
    Income from Continuing
     Operations                  $  5.20      $   4.30
    Discontinued Operations         0.30          2.16
    Extraordinary Loss             (0.07)          -
    Net Earnings                 $  5.43      $   6.46

  Diluted
    Income from Continuing
     Operations                  $  4.81      $   4.17
    Discontinued Operations         0.27          2.09
    Extraordinary Loss             (0.05)          -
    Net Earnings                 $  5.03      $   6.26

Number of Shares Used in
Computation
  Basic                              150          152
  Diluted                            162          157

                         AMR CORPORATION
                      OPERATING STATISTICS
                           (Unaudited)

                                          Three Months Ended
                                             December 31,       Percent
                                            2000       1999      Change
American Airlines
    Revenue passenger miles (millions)      27,539     27,545        -
    Available seat miles (millions)         39,497     40,857    (3.3)
    Cargo ton miles (millions)                 587        585      0.3
    Passenger load factor                    69.7%      67.4%      2.3 pts.
    Breakeven load factor                    68.5%      62.3%      6.2 pts.
    Passenger revenue yield per
     passenger mile (cents)                 14.66      13.56       8.1
    Passenger revenue per available seat
     mile (cents)                           10.22       9.14      11.8
    Cargo revenue yield per
     ton mile (cents)                       32.21      29.38       9.6
    Operating expenses per available
     seat mile (cents)                      11.04       9.44      16.9
    Fuel consumption (gallons,
     in millions)                             760        745       2.0
    Fuel price per gallon (cents)            90.8       61.1      48.6
    Fuel  price  per gallon, excluding
     fuel taxes (cents)                      84.8       55.9      51.7
    Operating aircraft at period-end          717        697       2.9

AMR Eagle
    Revenue passenger miles (millions)         909       876       3.8
    Available seat miles (millions)          1,565     1,504       4.1
    Passenger load factor                     58.1%     58.3%     (0.2) pts.
    Operating aircraft at period-end           261       268      (2.6)

AMR Corporation
Average Equivalent Number of Employees
        AA Jet Operations                   93,000    88,500
        Other                               14,500    14,400
           Total                           107,500   102,900

                         AMR CORPORATION
                      OPERATING STATISTICS
                           (Unaudited)

                                              Year Ended
                                             December 31,       Percent
                                            2000       1999      Change
American Airlines
    Revenue passenger miles (millions)     116,594    112,067      4.0
    Available seat miles (millions)        161,030    161,211     (0.1)
    Cargo ton miles (millions)               2,280      2,068     10.3
    Passenger load factor                    72.4%      69.5%      2.9 pts.
    Breakeven load factor                    65.9%      63.8%      2.1 pts.
    Passenger revenue yield per
     passenger mile (cents)                  14.05      13.12      7.1
    Passenger revenue per available
     seat mile (cents)                       10.17       9.12     11.5
    Cargo revenue yield per
     ton mile (cents)                        31.31      30.70      2.0
    Operating expenses per available
     seat mile (cents)                       10.38       9.39     10.5
    Fuel consumption (gallons,
     in millions)                            3,045      2,957      3.0
    Fuel price per gallon (cents)             77.9       54.8     42.2
    Fuel price per gallon, excluding
     fuel taxes (cents)                       72.3       50.1     44.3
    Operating aircraft at period-end           717        697      2.9

AMR Eagle
    Revenue passenger miles (millions)       3,731     3,371      10.7
    Available seat miles (millions)          6,256     5,640      10.9
    Passenger load factor                     59.6%     59.8%     (0.2) pts.
    Operating aircraft at period-end           261       268      (2.6)

AMR Corporation
Average Equivalent Number of Employees
        AA Jet Operations                   91,700    87,200
        Other                               14,600    14,200
           Total                           106,300   101,400


                               ###